UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 7, 2008

______________

DRI Corporation
(Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-28539	56-1362926
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code	(214) 378-8992

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.     Regulation FD Disclosure

On April 7, 2008, DRI Corporation issued a press release to provide an update on its initiatives to more advantageously align the Company’s Balance Sheet with its operating plans.

In the press release, management said the Company continues to expect fiscal year 2008 revenues in the range of $68 million to $70 million, or a 17 percent to 20 percent year-over-year increase, and fully diluted earnings per share of $0.14 to $0.17. Also, management said it continues to believe that the Company will achieve a $100 million revenue run rate by the end of fiscal year 2010 even without potential acquisitions.

In the press release, management said the Company is in the process of replacing the U.S. side of the debt on the balance sheet – a debt-for-debt matter.

In the press release, management also noted that, on March 31, 2008, the Company filed with the Securities and Exchange Commission its Annual Report on Form 10-K for the period ended Dec. 31, 2007. As indicated in that filing, the opinion of the Company’s independent, registered public accounting firm included a going-concern qualification. The Annual Report on Form 10-K is available via the Company’s Web site, www.digrec.com.

The press release and this Form 8-K contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, statements concerning the timing or amount of future revenues, expectations of profitability, expected business and revenue growth trends, future annualized revenue run rates, the expected restructuring of our current debt obligations, that we will be able to effect this restructuring prior to the maturity of our current debt obligations, and anticipated increases in shareholder value, as well as any statement, express or implied, concerning future events or expectations or which use words such as “expect,” “fully expect,” “expected,” “appears,” “believe,” “plan,” “anticipate,” “would,” “goal,” “potential,” “potentially,” “range,” “pursuit,” “run rate,” “stronger,” “preliminarily,” etc., is a forward-looking statement. These forward-looking statements are subject to risks and uncertainties, including risks and uncertainties that we may not have accurately forecasted the timing or amount of future revenues; that our expectations as to future business and revenue growth trends and future annualized run rates may not materialize; that we will be unable to restructure our debt obligations in a way that is compatible with our near-term growth plans and upon terms and conditions that are beneficial to the Company and that will permit us to repay our current debt obligations prior to their maturity; and that increases in shareholder value may not prove accurate over time; as well as other risks and uncertainties set forth in our Annual Report on Form 10-K filed March 31, 2008, particularly those identified in Risk Factors Affecting Our Business. There can be no assurance that any expectation, express or implied, in a forward-looking statement will prove correct or that the contemplated event or result will occur as anticipated.

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01.     Financial Statements and Exhibits

(a)  Exhibits.

       99.1       Press release dated April 7, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRI CORPORATION

Date:	April 7, 2008	By:	/s/ STEPHEN P. SLAY
Stephen P. Slay
Vice President, Chief Financial Officer, Secretary, and Treasurer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release dated April 7, 2008.